Exhibit 10.6.4

FOURTH AMENDMENT TO THE

PACIFIC CAPITAL BANCORP AMENDED AND RESTATED INCENTIVE AND

INVESTMENT AND SALARY SAVINGS PLAN

WHEREAS, Pacific Capital Bancorp (the “Employer”) adopted a restatement of the Pacific Capital Bancorp Amended and Restated Incentive and Investment and Salary Savings Plan (the “Plan”), effective as of January 1, 2009, and various subsequent amendments, and;

WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 11.1; and

WHEREAS, the Employer now desires to amend the Plan to change certain match provisions and add an automatic enrollment feature.

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of the dates indicated below:

1.	Effective April 1, 2011 Section 4.1(c) of the Adoption Agreement is amended as follows:

(c)	☒	Automatic Enrollment. Automatic enrollment is permitted. The terms of the automatic enrollment, including but not limited to the percentage, automatic increases to that percentage, the proportion that is considered a Pre-Tax Elective Deferral and/or a Roth Elective Deferral, and the Participants to whom it applies, will be set forth in an administrative policy regarding Elective Deferrals as promulgated from time to time by the Administrator.

2.	Effective January 1, 2011 Section 6.2(a) of the Adoption Agreement is amended as follows:

(a)	Participants who are still Employees on the last day of the Allocation Period (check one)
	☒	Will always be Benefiting Participants regardless of Service
	☐	Must be credited with (max. 1,000) Hours of Service in the Allocation Period
	☐	Must be credited with a (max. 6) month Period of Service in the Allocation Period
	☐	Must be credited with (max. 6) consecutive calendar months of employment in the Allocation Period
	☐	Must be credited with (max. 182) consecutive days of employment in the Allocation Period

3.	Effective January 1, 2011 Section 10.4 of the Adoption Agreement is amended as follows:

☒	Non-Safe Harbor Matching Contributions. A Participant’s Vested Interest in his or her Non-Safe Harbor Matching Contribution Account will be determined by the provisions below selected below.

(a) The Vesting schedule for Non-Safe Harbor Matching Contributions in a non-Top Heavy Plan Year is: (check one)
☒ 100% full and immediate
☐ The schedule set forth below

	1 Year / Period of Service	%
	2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)
	3 Years / Periods of Service	% (must be at least 40%)
	4 Years / Periods of Service	% (must be at least 60%)
	5 Years / Periods of Service	% (must be at least 80%)
	6 Years / Periods of Service	% (must be 100%)

(b) The Vesting schedule for Non-Safe Harbor Matching Contributions in a Top Heavy Plan Year is:
(check one)
☒ 100% full and immediate ☐ The schedule set forth below

		1 Year / Period of Service	%
		2 Years / Periods of Service	% (must be at least 20% unless 100% Vesting occurs after 3 years)
		3 Years / Periods of Service	% (must be at least 40%)
		4 Years / Periods of Service	% (must be at least 60%)
		5 Years / Periods of Service	% (must be at least 80%)
		6 Years / Periods of Service	% (must be 100%)

(c)	☐	Vesting Schedule for Pre-EGTRRA Contributions. Notwithstanding paragraphs (a) and (b) above, a Participant’s Vested Interest in Non-Safe Harbor Matching Contributions which were made to the Plan prior to January 1, 2001 will be determined in accordance with the Vesting schedule in effect when such contributions were made to the Plan.

(d)	☐	Service Excluded for Vesting. All Service with the Employer is counted in determining a Participant’s Vested Interest in the Non-Safe Harbor Matching Contribution Account except the following: (check all that apply)
☐ Service before age 18
☐ Service before the Employer maintained this Plan or a predecessor plan
☐ Service during a period for which the Employee made no mandatory contributions to the Plan

4.	In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this Fourth Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.

PACIFIC CAPITAL BANCORP

Terri Ipsen 2/8/11	By:	Noma Bruton
Witness	Title:	Chief Human Resources Officer

	Date:	2/8/2011